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                                  EXHIBIT 23.2

                          CONSENT OF ERNST & YOUNG LLP


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                                                                EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Pulaski Financial Corp. on Form S-8 of our report dated October 23, 2002, with respect to the consolidated financial statements of Pulaski Financial Corp. as of September 30, 2002 included in the Annual Report (Form 10-K) for the year ended September 30, 2003.


                                                /s/ Ernst & Young LLP




February 17, 2004
St. Louis, Missouri